                                   EXHIBIT 10.4

                          REGISTRATION RIGHTS AGREEMENT

                          REGISTRATION RIGHTS AGREEMENT



                                      AMONG



                 WEATHERFORD ENTERRA COMPRESSION COMPANY, L.P.,
                         A DELAWARE LIMITED PARTNERSHIP,


                       GLOBAL COMPRESSION SERVICES, INC.,
                             A DELAWARE CORPORATION,

                                       AND


                 WEATHERFORD GLOBAL COMPRESSION SERVICES, L.P.,
                         A DELAWARE LIMITED PARTNERSHIP





                          DATED AS OF FEBRUARY 2, 1999

                                TABLE OF CONTENTS


                                    ARTICLE I
                                   DEFINITIONS

                                           ARTICLE II
                                      REGISTRATION RIGHTS

         2.1      REGISTRATION RIGHTS.....................................................5
                  (a)      IPO Notice.....................................................5
                  (b)      Demand Rights..................................................7
                  (c)      Certain Limitations............................................7
                  (d)      Piggyback Rights...............................................8
         2.2      REGISTRATION STATEMENT FORM.............................................9
         2.3      EXPENSES................................................................9
         2.4      EFFECTIVE REGISTRATION..................................................9
         2.5      UNDERWRITERS...........................................................10
         2.6      APPORTIONMENT IN REGISTRATIONS REQUESTED...............................10

                                          ARTICLE III
                                     REGISTRATION PROCEDURES

         3.1      PROCEDURES.............................................................10
         3.2      UNDERWRITING AGREEMENT.................................................14
         3.3      SELLER'S INFORMATION...................................................15
         3.4      PREPARATION; REASONABLE INVESTIGATION..................................15
         3.5      NOMINEES FOR BENEFICIAL OWNERS.........................................15

                                           ARTICLE IV
                                         INDEMNIFICATION

         4.1      INDEMNIFICATION BY THE REGISTRANT......................................15
         4.2      INDEMNIFICATION BY THE SELLERS OF REGISTRABLE SECURITIES...............16
         4.3      CONTRIBUTION...........................................................17
         4.4      NOTICES OF CLAIMS, ETC.................................................18

                                            ARTICLE V
                                          MISCELLANEOUS

         5.1      SALES COMPLIANCE.......................................................19
         5.2      COMPLETE AGREEMENT; AMENDMENT..........................................19
         5.3      NOTICES................................................................20
                  (a)      Addresses.....................................................20
                  (b)      Effective Date of Notices, etc................................20
                  (c)      Changes.......................................................20


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
         5.4      ASSIGNMENT; OTHER BENEFITS.............................................21
         5.5      AMENDMENTS AND WAIVERS.................................................21
         5.6      HEADINGS...............................................................21
         5.7      SEVERABILITY OF PROVISIONS.............................................21
         5.8      COUNTERPARTS...........................................................21
         5.9      GOVERNING LAW..........................................................21
         5.10     ADDITIONAL AGREEMENTS..................................................21

ANNEX A           Newco Adoption Agreement



                                      -ii-

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                          REGISTRATION RIGHTS AGREEMENT


         THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") dated as of February 2, 1999, between Weatherford Enterra Compression Company, L.P., a Delaware limited partnership ("WECC"), Global Compression Services, Inc., a Delaware corporation ("Global") (collectively, the "Limited Partners") and Weatherford Global Compression Services, L.P., a Delaware limited partnership (the "Partnership").

                              W I T N E S S E T H:

         WHEREAS, Weatherford International, Inc., WECC, Global, and GE Capital (as defined in the Formation Agreement) are parties to that certain Formation Agreement dated February 2, 1999 (the "Formation Agreement") providing for the contribution to the Partnership of certain gas compression assets of WECC and the Transferring Weatherford Entities (as defined in the Formation Agreement) and Global in exchange for Partnership Interests (as defined in the Formation Agreement);

         WHEREAS, the Limited Partners are parties to that certain Limited Partnership Agreement dated February 2, 1999 (the "LP Agreement") governing the Partnership;

         WHEREAS, WECC and Global are parties to that certain Limited Liability Company Agreement dated February 2, 1999 (the "LLC Agreement"), providing for the formation and governance of Weatherford Global Compression Holding, L.L.C., a Delaware limited liability company and the General Partner of the Partnership (the "General Partner"); and

         WHEREAS, it is a condition precedent to the consummation of the transactions contemplated by the Formation Agreement that the Partnership and the Limited Partners enter into this Agreement;

         NOW, THEREFORE, for and in consideration of the premises and the mutual covenants and agreements hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby covenant and agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

         Capitalized terms used in this Agreement shall include the singular as well as the plural, include the masculine as well as the feminine and neutral and have the meanings given to them in this ARTICLE I, unless defined elsewhere in this Agreement.

         "Affiliate" means, with respect to any Person, (i) each Person that, directly or indirectly, owns or controls, whether beneficially or as a trustee, guardian or other fiduciary, 50% or more of the Stock having ordinary voting power in the election of directors of such Person, (ii) each Person that


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controls, is controlled by or is under common control with such Person or any
Affiliate of such Person or (iii) each of such Person's officers, directors, joint venturers and partners. For purposes solely of the foregoing definition,
(a) "Stock" shall mean all shares, options, warrants, general or limited partnership interests, participations or other equivalents (regardless of how designated) of or in a corporation, partnership or equivalent entity, whether voting or nonvoting, including, without limitation, common stock, preferred stock, or any other "equity security" (as such term is defined in Rule 3a11-1 of the General Rules and Regulations promulgated by the Commission under the Exchange Act, regardless of whether the Registrant shall at any time be subject to the requirements of the Exchange Act) and (b) "control" of a Person shall mean the possession, directly or indirectly, of the power to direct or cause the direction of its management or policies, whether through the ownership of voting securities, by contract or otherwise.

         "Agreement" shall have the meaning assigned to such term in the introductory paragraph hereof.

         "Affiliated Group", with respect to any Person, means such Person and each Affiliate and Associate of such Person and each other Person with whom such Person is acting "as a partnership, limited partnership, syndicate, or other group for the purpose of acquiring, holding, or disposing of" Securities (within the meaning of Section 13(d)(3) of the Exchange Act, regardless of whether the Company shall at any time be subject to the requirements of the Exchange Act).

         "Associate" has the meaning given such term in Rule 12b-2 under the Exchange Act.

         "Board of Directors" means (i) in the case of a Person that is a corporation, the board of directors of such Person and (ii) in the case of any other Person, the board of directors, board of managers, management committee or similar governing body of such Person (or in the case of a limited partnership, of such Person's general partner, or in the case of a limited liability company, of such Person's manager if such manager(s) is not an individual), or any authorized committee thereof responsible for the management of the business and affairs of such Person.

         "Business Day" means any day except Saturdays, Sundays and days on which the offices of the Commission are not open for business.

         "Code" shall have the meaning assigned to such term in Section 2.1(a) hereof.

         "Commission" means the Securities and Exchange Commission of the United States of America or any other federal agency at the time administering the Securities Act.

         "Common Stock" means (x) all shares now or hereafter authorized and designated as the Common Stock of Newco, including (without limitation) the Common Stock held by each of WECC and Global, and (y) any securities issued or issuable with respect to any such securities by way of a distribution or split or in connection with a combination or subdivision of shares, reclassification, recapitalization, merger, consolidation, or reorganization or otherwise upon any required adjustments,


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and securities of any other class with which such securities may hereafter have been exchanged or reclassified.

         "Delay Notice" shall have the meaning assigned to such term in Section 2.1(c) hereof.

         "Demand Notice" shall have the meaning assigned to such term in Section 2.1(b) hereof.

         "Disadvantageous Condition" shall have the meaning assigned to such term in Section 2.1(c) hereof.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the regulations promulgated from time to time thereunder.

         "Formation Agreement" shall have the meaning assigned to such term in the recitals to this Agreement.

         "Global" shall have the meaning assigned to such term in the introductory paragraph of this Agreement.

         "Governmental Entity" means the United States of America, any state, province, territory, county, city, municipality and any subdivision thereof, any court, administrative or regulatory agency, commission, department or body or other governmental authority or instrumentality, the Commission, or any entity or person exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

         "Indemnified Party" shall have the meaning assigned to such term in
Section 4.4 hereof.

         "Indemnifying Party" shall have the meaning assigned to such term in
Section 4.4 hereof.

         "IPO" means a firm commitment underwritten initial public offering of Registrable Securities of the Registrant registered under the Securities Act that is consummated.

         "IPO Notice" shall have the meaning assigned to such term in Section 2.1(a) hereof.

         "LLC Agreement" shall have the meaning assigned to such term in the recitals to this Agreement.

         "LP Agreement" shall have the meaning assigned to such term in the recitals to this Agreement.

         "Newco" shall mean any new entity specified in the IPO Notice, which entity's securities are to be registered under the Securities Act.

         "Organizational Restructure" shall mean any reorganization, restructure, reclassification, merger, consolidation, combination, conversion or other fundamental organizational transaction, whether to be effected in one transaction or a series of related transactions, involving the Partnership and/or any of its subsidiaries and specified by Global in the IPO Notice to be effected in connection with a public offering of the Registrant's equity securities under the Securities Act, including without limitation (i) any restructuring of the organizational structure of the Partnership and/or any of its subsidiaries, (ii) any reorganization, merger, consolidation, combination or conversion of the Partnership and/or any of its subsidiaries with and/or into Newco, (iii) any transaction or transactions establishing an organizational structure whereby the Partnership and/or its subsidiaries are owned, directly or indirectly, by a newly-formed holding company and (iv) any transaction whereby Newco purchases Global's interest in the Partnership with proceeds generated from other steps in the Organizational Restructure.

         "Party" means the Partnership, any Limited Partner party hereto or Newco (in the event Newco becomes a signatory hereto pursuant to Section 2.1(a) hereof).

         "Permitted Transferee" shall mean with respect to any Registrable Securities, (i) with respect to Partnership Interests, transferees thereof permitted pursuant to the terms and conditions of the LP Agreement, and (ii) with respect to any other Registrable Securities, any subsidiary of the Partner owning such Registrable Securities to which subsidiary such Registrable Securities are transferred, so long as a majority of the issued and outstanding equity securities of such subsidiary are directly owned by such Partner.

         "Person" shall mean an individual, partnership, corporation, business trust, limited liability company, limited liability partnership, joint stock company, trust, unincorporated association, joint venture, Governmental Authority or other entity of whatever nature.

         "Piggyback Registration" shall have the meaning assigned to such term in Section 2.1(d) hereof.

         "Registrable Securities" shall mean, with respect to each Partner (as defined in the LP Agreement), all Partnership Interests and equity securities of Newco owned or acquired by the Partners in connection with an Organizational Restructure and any equity securities issued or issuable in respect of such Partnership Interests or equity securities by way of a distribution or split or in connection with a combination or subdivision thereof, reclassification, recapitalization, merger, consolidation or other reorganization of the Partnership or Newco. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when (i) a registration statement with respect to the offering and sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (ii) they shall have been distributed to the public pursuant to Rule 144 (or any successor provision) under the Securities Act, (iii) they shall have been otherwise transferred and subsequent disposition of them shall not require registration or qualification of them under the Securities Act or any similar law then in force, (iv) they shall have been otherwise transferred to any Person other than a Permitted Transferee, or (v) they shall have ceased to be outstanding.

         "Registrant" shall mean the Partnership or, if specified in the IPO Notice, Newco.

         "Registration Expenses" means all out-of-pocket expenses incident to the Registrant's performance of or compliance with ARTICLE II or ARTICLE III, including, without limitation, all registration, filing and National Association of Securities Dealers, Inc. fees, all fees and expenses of complying with securities or blue sky laws (including reasonable fees and disbursements of underwriters' counsel in connection with any blue sky memoranda), all word processing, duplicating and printing expenses, all listing fees, internal expenses of the Partnership, fees and disbursements of counsel for the Partnership, the fees and expenses of any special experts retained by the Partnership in connection with the registration, any special audits or "cold comfort" letters required by or incident to such performance and compliance and the out-of-pocket expenses of underwriters typically paid by issuers of securities, but excluding Selling Expenses, if any.

         "Requesting Holders" shall have the meaning assigned to such term in
Section 2.1(b) hereof.

         "Rule 144" means Rule 144 under the Securities Act, or any successor provision.

         "Securities Act" means the Securities Act of 1933, as amended, and the regulations promulgated from time to time thereunder.

         "Selling Expenses" shall mean any underwriting discounts or commissions, any selling commissions and stock transfer taxes attributable to sales of Registrable Securities and the fees and expenses of counsel for any holder thereof.

         "Shelf Registration" shall have the meaning assigned to such term in
Section 2.1(d) hereof.

         "WECC" shall have the meaning assigned to such term in the introductory paragraph of this agreement and include any successor thereto.


                                   ARTICLE II
                               REGISTRATION RIGHTS

         2.1      REGISTRATION RIGHTS.

                  (a) IPO Notice. At any time from and after February 2, 2001, Global shall have the right, by providing written notice to the Partnership (an "IPO Notice"), (i) to require that the Partnership effect an Organizational Restructure, subject to the provisions below, and (ii) that the Registrant, as expeditiously as possible, register under the Securities Act the Registrant's equity securities and/or that amount of Registrable Securities owned or to be owned by Global as a result

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of the Organizational Restructure and specified in the IPO Notice, in any case for the public offering and sale of such securities. If Global exercises such right:

                           (i) the Partnership, the General Partner (as defined in the LP Agreement) and all other Limited Partners will cooperate with Global to promptly effect such registration, offering and sale, including without limitation (A) subject to the provisions below, implementing and consummating any such Organizational Restructure, (B) causing Newco to become a signatory to this Agreement and be bound by the all terms hereof applicable to the Partnership, and (C) executing all documents, instruments and taking all other actions reasonably necessary in connection with such registration, offering and sale, and any such Organizational Restructure; and

                           (ii) if the IPO Notice contemplates a public offering and sale of Registrable Securities by Global, each other Limited Partner shall have the right to include its Registrable Securities in such offering on a pro rata basis.

         Global's rights pursuant to this Section 2.1(a) shall be subject to the provisions of Section 11.1 of the LP Agreement. Notwithstanding the foregoing, WECC and Global shall not be obligated to effect an Organizational Restructure if as a result of the Organizational Restructure or the subsequent sale of shares of Common Stock by Global or Newco under the Code, WECC or any of its Affiliates that are a party to the Organizational Restructure would recognize any gain; provided, however, an Organizational Restructure may be effected if
(i) Global provides WECC with a private letter ruling of the Internal Revenue Service in a form reasonably acceptable to WECC and based upon representations reasonably acceptable to WECC, stating that, as a result of the Organizational Restructure or IPO WECC will not recognize any gain, or (ii) GE Capital agrees to fully indemnify WECC and its Affiliates that are a party to the Organizational Restructure from and against any and all Taxes, expenses, including reasonable attorneys' fees, penalties and interests, costs, losses, damages and other liabilities that may arise, be paid or be payable as a result of the Organizational Restructure and IPO, provided, however, that in the event that GE Capital agrees to indemnify WECC pursuant to this provision, WECC shall make such factual representations as reasonably requested by Global, which representations shall be comparable to representations WECC would reasonably have been expected to make in connection with a ruling request by Global. WECC agrees that it will cooperate in such form of Organizational Restructure and IPO as Global reasonably shall request to insure that WECC will not recognize any gain, specifically including, without limitation, the following: (i) not transferring liabilities to Newco that would result in gain recognition under
Section 357(c) of the Code, and (ii) agreeing to reasonable restrictions on the sale of its Common Stock of Newco to the extent such sale, in addition to the sales contemplated in the Organizational Restructure and IPO, would result in the recognition of gain by WECC. WECC and Global acknowledge that each of them will be required to make representations as part of any ruling request and agree to make such factual representations as may be reasonably requested in connection with such ruling request. For purposes of this Section, the term IPO includes the sale of any shares held by Global or Newco for its own account in the IPO.



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                  (b) Demand Rights. At any time from and after 180 days
following the consummation of an IPO, upon the written request to the Registrant (a "Demand Notice") of the holder or holders of Registrable Securities holding at least 15% of the Registrable Securities then outstanding (the "Requesting Holders"), specifying the intended method of disposition of such Registrable Securities, the Registrant shall effect the registration under the Securities Act of the portion of such holders' Registrable Securities specified in the Demand Notice for disposition in accordance with the intended method of disposition as specified in the Demand Notice. The Registrant shall promptly give written notice of any requested registration to the other holders of Registrable Securities and shall use its reasonable best efforts to effect, as expeditiously as possible, the registration under the Securities Act of:

                  (i) the Registrable Securities that the Registrant has been so requested to register by such Requesting Holder; and

                  (ii) such Registrable Securities owned by other holders that such holders request in writing to the Registrant, within 15 days after receipt of written notice from the Registrant, to be registered, all to the extent requisite to permit the disposition of the Registrable Securities to be registered; provided that Registrable Securities registered pursuant to subsections (i) and (ii) of this Section 2.1(b) shall be registered on a pro rata basis according to such holders' ownership percentages of Registrable Securities. Any sale of Registrable Securities by the Registrant or any holders of Registrable Securities (other than Global) subsequent to an IPO shall only be effected pursuant to a firm commitment underwritten distribution, provided that such restriction shall terminate with respect to a particular holder of Registrable Securities at the time such holder shall own less than 15% of the Common Stock.

                  (c) Certain Limitations. The Registrant shall not be obligated to effect more than (i) one (1) registration pursuant to Section 2.1(a) or (ii) four (4) registrations pursuant to Section 2.1(b), two of which four shall be allocated to WECC and two of which four shall be allocated to Global. In addition, with respect to any registration statement to be filed pursuant to
Section 2.1(b), if the Board of Directors of the Registrant determines, in the good faith exercise of its reasonable business judgment, that the filing of a registration statement would (i) materially interfere with any bona fide financing, acquisition or other material business plans of the Registrant, (ii) require disclosure of material non-public information the premature disclosure of which could materially adversely affect the Registrant or (iii) require any financial statements that, for reasons beyond the Registrant's control, are unavailable (a "Disadvantageous Condition"), the Registrant shall, notwithstanding any other provision of this ARTICLE II, be entitled, upon the giving of a written notice of such Disadvantageous Condition (a "Delay Notice") to each holder of Registrable Securities included or requested to be included in such registration statement, to cause the filing (but not the preparation) of such registration statement to be delayed for a reasonable period of time until, in the good faith exercise of the reasonable business judgment of the Board of Directors, such

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Disadvantageous Condition no longer exists (written notice of which the
Registrant shall promptly deliver to each holder of Registrable Securities with respect to which any such registration statement has been filed, or was requested to have been filed). Upon the reasonable request of any holder of Registrable Securities included or requested to be included in such registration statement, the Registrant will disclose to such holder the nature of such Disadvantageous Condition in reasonable detail, but only to the extent such information has been publicly disclosed or would otherwise not constitute material, non-public information that the Registrant has an interest in keeping confidential. Upon receipt of any written notice from the Registrant to the holders of Registrable Securities included in an effective registration statement of the happening of any event which makes any statement made in such registration statement or related prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in such registration statement, prospectus or documents so that, in the case of the registration statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of a prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, such holders of Registrable Securities selling securities pursuant to an effective registration statement will forthwith discontinue use of the prospectus contained in such registration statement until such holder's receipt of the supplemented or amended prospectus contemplated by Section 3.1(g) hereof and, if so directed by the Registrant, each such holder of Registrable Securities will deliver to the Registrant all copies, other than permanent file copies then in such holder's possession, of the most recent prospectus then covering such Registrable Securities at the time of receipt of such notice. Notwithstanding the foregoing provisions of this subparagraph (c), the Registrant shall not be entitled to delay any registration of Registrable Securities requested pursuant to Section 2.1(b) for a period of more than 90 consecutive days from the giving of its Delay Notice to the holders of such Registrable Securities with respect to a Disadvantageous Condition, as above provided.

                  (d) Piggyback Rights. If at any time following the consummation of an IPO, the Registrant shall propose the registration under the Securities Act of shares of Common Stock for sale through underwriters (including the registration for a delayed offering (a "Shelf Registration")) for its own account (excluding any employee benefit or compensation programs), the Registrant shall give written notice of such proposed registration (a "Piggyback Registration") to WECC and Global and will include in any such registration Registrable Securities of any of the Parties that, within 15 days after the giving of such notice, shall request (in a written notice to the Registrant) such inclusion, and the Registrant shall use its reasonable efforts to cause the managing underwriters of the proposed offering to permit such Registrable Securities to be included in the registration statement for such offering and to be included in such offering on substantially the same terms and conditions as those of the Registrant; provided that if in the opinion of the managing underwriter for such offering the inclusion of such Registrable Securities therein would adversely affect the number of securities the Registrant could sell or the price the Registrant could receive for such securities or would in any other manner adversely affect such offering, the number of Registrable Securities to be so included shall be reduced on a pro rata basis (based on the number of Registrable Securities requested to be

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



included) so that such holders of Registrable Securities shall be entitled to include only such number of Registrable Securities, if any, as such managing underwriter has advised may be included in such registration without adversely affecting the offering or the price or the number of securities to be sold in such registration by the Registrant. In the event Registrable Securities are included in a Shelf Registration and the holders of such Registrable Securities subsequently elect not to sell such Registrable Securities thereunder, the Registrant will de-register such Registrable Securities (including filing a post-effective amendment to the Registration Statement for such Shelf Registration) and such election shall not affect the rights of such holders hereunder. Each holder of securities included in a Piggyback Registration shall sell its Registrable Securities through the underwriters for the securities otherwise sold thereunder pursuant to an underwriting agreement acceptable to such underwriters and on substantially the same terms and conditions as the Registrant. Each holder of Registrable Securities included in such registration shall otherwise be entitled to all the benefits of this Agreement. A holder who has given notice to the Registrant hereunder requesting inclusion of any Registrable Securities in a Piggyback Registration shall have the right to withdraw all or part of its Registrable Securities from the Piggyback Registration at any time prior to the effective date of the registration statement for such Piggyback Registration. The Registrant shall have the right to delay or cancel any offering to which this Section 2.1(d) relates or to withdraw any registration statement to which this Section 2.1(d) relates at any time prior to the effective date thereof.

         2.2 REGISTRATION STATEMENT FORM. Registrations under this ARTICLE II, shall be on such appropriate registration form of the Commission as agreed to by Global and the Registrant. The Registrant agrees to include in any such registration statement all information that holders of Registrable Securities being registered thereby shall reasonably request.

         2.3 EXPENSES. The Registrant shall pay all Registration Expenses in connection with registrations hereunder whether or not any registration statement becomes effective and whether or not any securities are sold pursuant to any registration statement (including without limitation all salaries and expenses of its officers performing any legal and accounting functions).

         2.4 EFFECTIVE REGISTRATION. A registration pursuant to Section 2.1(a) or 2.1(b) hereof shall not be deemed to have been effected unless and until (i) the registration statement has become effective pursuant to the Securities Act and (ii) after it has become effective, the offering of Registrable Securities pursuant to such registration statement is not materially interfered with by any stop order, injunction or other order or requirement of the Commission or other governmental agency or court and (iii) all Registrable Securities offered in such registration are sold at the price (or within the range) set forth on the cover page of the prospectus included in the registration statement, in the form thereof declared effective by the Commission, as amended by any post-effective amendments thereto, filed with respect to such offering. In the event that any such registration pursuant to Section 2.1(a) or 2.1(b) is not so deemed to have been effected, the registration right relied upon with respect thereto shall be deemed not to have been exercised and shall be reinstated for all purposes and may again be exercised in accordance with such Section 2.1(a) or 2.1(b), as the case may be; provided, however, that if Global's first request for a registration pursuant to Section 2.1(a) is withdrawn by

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



Global for any reason (in which case the Registrant will withdraw the related registration statement), Global may at any time thereafter make a second request for a registration under Section 2.1(a), however, such second request shall extinguish Global's rights to make any additional requests for a registration pursuant to Section 2.1(a) (but not Section 2.1(b)) and shall be deemed (so long as the conditions set forth in clauses (i), (ii) and (iii) of the first sentence of this Section 2.4 have been met), for purposes of Section 2.1(c), to constitute Global's right to request a registration pursuant to Section 2.1(a).

         2.5 UNDERWRITERS. The managing underwriter or underwriters of any underwritten public offering effected pursuant to Sections 2.1(a) or 2.1(b) hereof shall be determined by Global and shall be reasonably acceptable to WECC and the Registrant.

         2.6 APPORTIONMENT IN REGISTRATIONS REQUESTED. With respect to any registration requested pursuant to Section 2.1(a) or (b), if the managing underwriter shall advise the Registrant in writing (with a copy to each holder including or requesting the inclusion of its Registrable Securities in such registration statement) that, in its opinion, the number of securities requested to be included in such registration exceeds the number that can be sold in such offering within a price range acceptable to Global or would in any other manner adversely affect such offering, the number of Registrable Securities requested to be so included shall be reduced so that each seller shall be entitled to include such number of Registrable Securities, as the case may be, determined by multiplying the number of Registrable Securities that such managing underwriter has advised may be included in such registration without so adversely affecting the offering or the price range thereof by a fraction, the numerator of which is the number of Registrable Securities held by such seller of Registrable Securities and the denominator of which is the total number of Registrable Securities held by all Persons who have requested to sell Registrable Securities in the offering.


                                   ARTICLE III
                             REGISTRATION PROCEDURES

         3.1 PROCEDURES. If and whenever the Registrant is required to effect the registration of any Registrable Securities under the Securities Act as provided in ARTICLE II, the Registrant shall as expeditiously as possible:

         (a) in the case of a registration of Registrable Securities pursuant to
Section 2.1(a), promptly prepare and as soon thereafter as is reasonably practicable, but no later than 90 days following the date of the IPO Notice, file with the Commission the requisite Registration Statement to effect such registration and use its reasonable best efforts to cause such Registration Statement to become effective as promptly as practicable after the filing thereof; provided that all holders of Registrable Securities being registered thereby shall have a reasonable opportunity to review and comment on such Registration Statement prior to the filing thereof with the Commission, and provided that the Registrant shall make all changes thereto that any such holder may request in writing to the extent that such changes are required, in the judgment of the Registrant, by the Securities Act;

         (b) in the case of a registration of Registrable Securities pursuant to
Section 2.1(b), promptly prepare and as soon thereafter as is reasonably practicable, but no later than 90 days following the date of the Demand Notice, file with the Commission the requisite Registration Statement to effect such registration and thereafter use its reasonable best efforts to cause such Registration Statement to become effective as promptly as practicable after the filing thereof; provided that all holders of Registrable Securities being registered thereby shall have a reasonable opportunity to review and comment on such Registration Statement prior to the filing thereof with the Commission, and provided that the Registrant shall make all changes thereto that any such holder may request in writing to the extent that such changes are required, in the judgment of the Registrant, by the Securities Act;

         (c) prepare and file with the Commission such amendments (including post-effective amendments) and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement until such time as all of such securities have been disposed of in accordance with the intended method of disposition set forth in such registration statement or 90 days after the effective date of the registration statement, whichever is shorter (but not before the expiration of the applicable period referred to in Section 4(3) of the Securities Act and Rule 174 thereunder);

         (d) furnish without charge to each seller of Registrable Securities covered by such registration statement such number of conformed copies of such registration statement and of each such amendment and supplement thereto, such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424, Rule 430A or Rule 464 under the Securities Act, conforming with the requirements of the Securities Act and such other documents as such seller of Registrable Securities may reasonably request;

         (e) use its reasonable best efforts to register or qualify all Registrable Securities and other securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions in the United States as each seller of Registrable Securities shall reasonably request, keep such registration or qualification in effect for so long as such registration statement remains in effect and take any other action that may be reasonably necessary or advisable to enable such seller of Registrable Securities to consummate the disposition in such jurisdictions of the securities owned by such seller of Registrable Securities, except that the Registrant shall not for any such purpose be required to qualify generally to do business as a foreign corporation or other entity in any jurisdiction wherein it would not, but for the requirements of this Section 3.1, be obligated to be so qualified or to consent to general service of process in any such jurisdiction;

         (f) furnish to each seller of Registrable Securities and the underwriters (if applicable) a signed copy, addressed to such seller, except as provided in Section 3.1 below, and the underwriters, of

                  (i) an opinion of outside counsel for the Registrant, dated the effective date of such registration statement (or, if such registration involves an underwritten public offering, dated the date of the closing under the underwriting agreement), reasonably satisfactory in form, scope and substance to the sellers of Registrable Securities and the underwriters, and

                  (ii) a "comfort" letter, dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement), signed by the independent public accountants who have certified the Registrant's financial statements included in such registration statement, addressed to the underwriters and, to the extent the same can be reasonably obtained, to each seller, covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and with respect to events subsequent to the date of such financial statements, as are customarily covered in accountants' letters delivered to underwriters in underwritten public offerings of securities and such other financial, tabular and statistical matters as are typically covered in such a "comfort" letter as the underwriters may reasonably request;

         (g) immediately notify each seller of Registrable Securities covered by such registration statement, and (if requested by any such Person) confirm such notice in writing, (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed, and, with respect to a registration statement or any post-effective amendment, when the same has become effective under the Securities Act and each applicable state law, (ii) of any request by the Commission or any other Federal or state governmental authority for amendments or supplements to a registration statement or related prospectus or for additional information, (iii) if at any time any of the representations or warranties of the Registrant contained in any agreement (including any underwriting agreement) contemplated by Section 3.1(1) or Section 3.2 below ceases to be true and correct in any material respect, (iv) of the receipt by the Registrant of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, (v) of the Registrant's reasonable determination that a post-effective amendment to a registration statement would be appropriate and (vi) at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and, in any such event, at the request of any such seller or holder of Registrable Securities promptly prepare and furnish to such seller or holder of Registrable Securities a reasonable number of copies of a supplement to or an amendment of such prospectus, and use its best efforts to cause any such amendment, if a post-effective amendment, to promptly be declared effective, as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus, as amended or supplemented, shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

         (h) otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least 12 months, but not more than 18 months, beginning with the first full calendar month after the effective date of such registration statement, which earnings statement shall satisfy the provisions of
Section 11(a) of the Securities Act;

         (i) in the event of the issuance or threatened issuance of any stop order suspending the effectiveness of a Registration Statement, or any order suspending or preventing the use of any related prospectus or suspending the qualification of any Registrable Securities included in such Registration Statement for sale in any jurisdiction, promptly notify each holder of Registrable Securities of the issuance or threatened issuance of such order and use its reasonable best efforts promptly to prevent the entry of such order or obtain the withdrawal of such order if issued;

         (j) use its reasonable best efforts to cause such Registrable Securities covered by such Registration Statement to be registered with or approved by such other United States governmental agencies or authorities as may be necessary to enable the holders thereof to consummate the disposition of such Registrable Securities;

         (k) make reasonably available for any holder of Registrable Securities, any underwriter participating in any disposition pursuant to such Registration Statement, and any attorney, accountant or other agent retained by any such holder or underwriter (collectively, the "Inspectors"), all relevant financial and other records, corporate documents and properties of the Registrant (collectively, the "Records"), and cause the officers, members of the Board of Directors and employees of the Registrant to supply all information reasonably requested by any such Inspector in connection with such Registration Statement prior to its effectiveness, in each case to the extent that such Records and Information are pertinent to the information disclosed in the Registration Statement; provided, that each such Inspector shall execute and deliver to the Registrant a Confidentiality Agreement in form reasonably satisfactory to the Registrant. Records which the Registrant determines, in good faith, to be confidential and which the Registrant notifies the Inspectors are confidential shall not be disclosed by the Inspectors unless (i) the disclosure of such Records is necessary to avoid or correct a material misstatement or material omission in the Registration Statement or (ii) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction. Each holder of Registrable Securities agrees that it will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Registrant and allow the Registrant, at the Registrant's expense, to undertake appropriate action to prevent disclosure of the Records deemed confidential;

         (l) enter into such customary agreements (including, without limitation, underwriting agreements in customary form, substance and scope) and take all such other actions as the holders of the Registrable Securities being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities.

         (m) use its reasonable best efforts to cause all such Registrable Securities to be listed or quoted on a securities exchange, automated quotation system or over-the-counter market upon which Global requests, in the case of an IPO, or, in any other case, upon which similar securities issued by the Registrant are then listed or quoted;

         (n) cooperate with the holders of Registrable Securities being sold and the managing underwriter or underwriters to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold, which certificates shall not bear any restrictive legends and shall be in a form eligible for deposit with The Depository Trust Company; and enable such Registrable Securities to be registered in such names as the managing underwriter or underwriters may request at least one (1) business day prior to the sale of Registrable Securities;

         (o) cooperate and assist in any filing required to be made with the National Association of Securities Dealers, Inc. and the performance of any due diligence investigation by any underwriter, including any "qualified independent underwriter," or any holder of Registrable Securities being sold; and

         (p) cooperate with the marketing and sale of securities in accordance with this Agreement including, without limitation, providing reasonable marketing support and causing appropriate member(s) of management of the Registrant to be reasonably available to participate in "road show" presentations and attend meetings with underwriters as reasonably requested by Global or the underwriters.

         3.2 UNDERWRITING AGREEMENT. If requested by the underwriters for any offering pursuant to a registration requested under Sections 2.1(a) or 2.1(b), the Registrant shall enter into an underwriting agreement with such underwriters for such offering, such agreement to contain such representations and warranties by the Registrant and such other terms as are generally prevailing in agreements of this type, including, without limitation, indemnities to the effect and to the extent provided in ARTICLE IV below. In connection with any registration pursuant to ARTICLE II hereof, each holder of Registrable Securities agrees, if so required by the managing underwriter, not to effect any sale or distribution (including any sale pursuant to Rule 144) of Registrable Securities (other than as part of such underwritten public offering) from the date of the IPO Notice or Demand Notice, as applicable, to 180 days after the effective date of such registration statement. The Registrant agrees, if so required by the managing underwriters, not to effect any public sale or distribution for its own account of any of its equity securities or securities convertible into or exchangeable or exercisable for any of such equity securities from the date of the IPO Notice or Demand Notice, as applicable, to 180 days (or such other number of days as the Registrant and such managing underwriters may agree) after the effective date of any such registration statement, except in connection with a stock option plan, stock purchase plan, savings or similar employee benefit or director plan, or in connection with an acquisition, merger or exchange offer.

         3.3 SELLER'S INFORMATION. The Registrant may require each proposed seller of Registrable Securities as to which any registration is being effected to promptly furnish the Registrant, as a condition precedent to including such Person's Registrable Securities in any registration, such information regarding such seller of Registrable Securities as the Registrant may from time to time reasonably request in writing and as may be necessary in order for the Registrant to comply with its obligations hereunder.

         3.4 PREPARATION; REASONABLE INVESTIGATION. In connection with the preparation and filing of each registration statement under the Securities Act pursuant to this Agreement, the Registrant shall give the sellers of Registrable Securities, their underwriters and their respective counsel and accountants, the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the Commission, and each amendment thereof or supplement thereto, and will give them such access to its books and records and such opportunities to discuss the business of the Registrant with its officers and the independent public accountants who have certified its financial statements as shall be necessary to conduct a reasonable investigation within the meaning of the Securities Act, including, without limitation, as provided in Section 3.1(k) hereof.

         3.5 NOMINEES FOR BENEFICIAL OWNERS. If any Registrable Securities are held by a nominee for the holder as the beneficial owner thereof, the holder may, upon the giving of written notice to the Registrant, at its election be treated as the holder of such Registrable Securities for purposes of any request or other action by it pursuant to this Agreement or any determination of any number or percentage of shares of Registrable Securities held by the holders contemplated by this Agreement. Without limiting the foregoing, the Limited Partners and the Registrant understand that the Limited Partners may choose to hold their respective shares of Common Stock in one or more corporations or entities controlled by such Limited Partners. For the purposes of this Agreement, such shares held by such corporations or entities shall be deemed to be beneficially owned by the Limited Partners. The Registrant may require assurances reasonably satisfactory to it of such owner's beneficial ownership of such Registrable Securities.


                                   ARTICLE IV
                                 INDEMNIFICATION

         4.1 INDEMNIFICATION BY THE REGISTRANT. In the event of any registration of Registrable Securities under the Securities Act pursuant to this Agreement, the Registrant shall to the fullest extent permitted by law, indemnify and hold harmless the seller of any Registrable Securities covered by such registration statement, its directors and officers, general and limited partners (and directors and officers thereof), their respective agents, each other Person who participates as an underwriter in the offering or sale of such securities, each officer and director of each such underwriter, and each such other Person, if any, who controls such seller of Registrable Securities or any such underwriter within the meaning of Section 15 of the Securities Act or
Section 20 of the Exchange Act, against any losses, claims, damages, liabilities and expenses, joint or several, to which such seller of Registrable Securities or any such director or officer or other indemnified Person or underwriter or controlling Person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any document incorporated by reference therein, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading and any violation by the Registrant of any Federal, state or common law rule or regulation applicable to the Registrant and relating to any action or inaction by the Registrant in connection with any such registration, and in any such case the Registrant shall reimburse such seller of Registrable Securities and each such director, officer or other indemnified Person, underwriter and controlling Person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided that The Registrant shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Registrant for use in the preparation thereof by such seller of Registrable Securities or underwriter, as the case may be; and, provided further, that the foregoing indemnity agreement with respect to any preliminary prospectus shall not inure to the benefit of any underwriter from whom the Person asserting any such losses, claims, damages or liabilities purchased Registrable Securities, or any Person controlling such underwriter, if a copy of the final prospectus (as then amended or supplemented if the Registrant shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such underwriter to such Person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the Registrable Securities to such Person, and if the final prospectus (as so amended or supplemented) would have cured the defect giving rise to such losses, claims, damages or liabilities. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such seller of Registrable Securities or any such director, officer, agent, partner, underwriter or controlling Person and shall survive the transfer of such securities by such seller of Registrable Securities.

         4.2 INDEMNIFICATION BY THE SELLERS OF REGISTRABLE SECURITIES. Each seller of such Registrable Securities, as a condition to the inclusion of their Registrable Securities in the registration statement, shall severally (and not jointly or jointly and severally) indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 4.1), the Registrant, each director of the Registrant, each officer of the Registrant and each other Person, if any, who controls the Registrant within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and all other prospective sellers of Registrable Securities and their respective directors, officers, agents, general and limited partners (and directors and officers thereof and their respective controlling Persons with respect to any statement or alleged statement in, or omission or alleged omission from, such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Registrant by such seller of Registrable Securities or underwriter specifically stating that it is for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement. Such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Registrant or any such director, officer, agent or controlling Person and shall survive the transfer of such securities by such seller of Registrable Securities. No Person selling Registrable Securities shall be liable hereunder for any amount in excess of the product obtained by multiplying (x) the purchase price per Registrable Security so sold by such Person by (y) the number of Registrable Securities so sold by such Person.

         4.3 CONTRIBUTION. If the indemnification provided for in this ARTICLE IV is unavailable to the indemnified party or parties in respect of any losses, claims, damages or liabilities referred to therein, then the Registrant, the sellers of Registrable Securities and the underwriters shall contribute to the amount of such losses, claims, damages or liabilities (x) as between the Registrant and the sellers of Registrable Securities covered by a registration statement, on the one hand, and the underwriters, on the other, in such proportion as is appropriate to reflect the relative benefits received by the Registrant and such sellers of Registrable Securities, on the one hand, and the underwriters, on the other, from the offering of the Registrable Securities, or if such allocation is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits but also the relative fault of the Registrant and such sellers of Registrable Securities, on the one hand, and of the underwriters, on the other, in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations, and (y) as between the Registrant, on the one hand, and each seller of Registrable Securities covered by a registration statement, on the other, in such proportion as is appropriate to reflect the relative fault of the Registrant and of each such seller of Registrable Securities in connection with such statements or omissions, as well as any other relevant equitable considerations. The relative benefits received by the Registrant and such sellers of Registrable Securities, on the one hand, and the underwriters, on the other, shall be deemed to be in the same proportion as the total proceeds from the offering (before underwriting discounts and commissions and expenses) received by the Registrant and such sellers of Registrable Securities bear to the total underwriting discounts and commissions received by the underwriters. The relative fault of the Registrant and such sellers of Registrable Securities, on the one hand, and of the underwriters, on the other, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Registrant and such sellers of Registrable Securities or by the underwriters. The relative fault of the Registrant, on the one hand, and of each such seller of Registrable Securities, on the other, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact relates to information supplied by such party, any action or inaction by such party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

         The Registrant and the sellers of Registrable Securities agree that it would not be just and equitable if contribution pursuant to this Section 4.3 were determined by pro rata allocation (even if the underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in the next preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the next preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 4.3, no underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, and no seller of Registrable Securities shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities of such seller were offered to the public exceeds the amount of any damages that such seller has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. Each seller's obligation to contribute pursuant to this Section 4.3 is several in the proportion that the proceeds of the offering received by such seller bears to the total proceeds of the offering received by all of the sellers and not joint.

         4.4 NOTICES OF CLAIMS, ETC. In case any proceeding (including any governmental investigation) shall be instituted involving any Person in respect of which indemnity may be sought pursuant to Section 4.1 or 4.2, such Person (the "indemnified party") shall promptly notify the Person against whom such indemnity may be sought (the "indemnifying party") in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and such counsel for the indemnified party is of the opinion that representation of both parties by the same counsel would be inappropriate due to material differing interests between them. It is understood that the indemnifying party shall not in connection with any proceeding or related proceedings in the same jurisdiction, be liable for
(x) the fees and expenses of more than one separate firm (in addition to any local counsel) for all underwriters and all Persons, if any, who control any underwriter within the meaning of either Section 15 of the Securities Act or
Section 20 of the Exchange Act, (y) the fees and expenses of more than one separate firm (in addition to any local counsel) for the Registrant, its directors, its officers who sign the registration statement and each Person, if any, who controls the Registrant within the meaning of either such Section and (z) the fees and expenses of more than one separate firm (in addition to any local counsel) for all sellers of Registrable Securities and all Persons, if any, who control any seller of Registrable Securities within the meaning of either such Section, and that all such fees and expenses shall be reimbursed as they are incurred. In the case of any such separate firm for the underwriters and such control Persons of underwriters, such firm shall be designated in writing by the managing underwriter. In the case of any such separate firm for the Registrant, and such directors, officers and control Persons of the Registrant, such firm shall be designated in writing by the Registrant. In the case of any such separate firm for the sellers of Registrable Securities and such controlling Persons of the sellers of Registrable Securities, such firm shall be designated in writing by the sellers of a majority of the Registrable Securities covered by the registration statement. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment.

                                    ARTICLE V
                                  MISCELLANEOUS

         5.1 SALES COMPLIANCE. The Limited Partners agree, and each holder of Registrable Securities (including Registrable Securities in any Registration Statement filed pursuant to this Agreement) will be deemed to have agreed, as follows:

                  (a) if any Registrable Securities are being registered in any registration pursuant to this Agreement, the holder thereof will comply with all anti-stabilization, manipulation, and similar provisions of Section 10 of the Exchange Act, and any rules and regulations promulgated thereunder by the Commission, and at the request of the Registrant, will execute and deliver to the Registrant and to any underwriter participating in such offering, an appropriate agreement to such effect; and

                  (b) at the end of any period during which the Registrant is obligated to keep a Registration Statement current and effective as described herein, the holders of Registrable Securities included in the Registration Statement shall discontinue sales therefor pursuant to such Registration Statement.

         5.2 COMPLETE AGREEMENT; AMENDMENT. This Agreement, together with the Formation Agreement and the LP Agreement, constitutes the entire agreement of the Parties with respect to the subject matter hereof and supersedes all other agreements, representations, warranties, statements, promises and understandings, whether oral or written, with respect to the subject matter hereof.

         5.3      NOTICES.

                  (a) Addresses. All notices under this Agreement shall be in writing and shall be delivered by personal service, certified or registered mail, postage prepaid, return receipt requested, nationally-recognized overnight courier, courier charges prepaid, or facsimile transmission (followed by telephone confirmation of receipt), to WECC, the Registrant or Global, as applicable, at the addresses herein set forth.

                  The addresses for notices are as follows:

                           Weatherford Enterra Compression Company L.P.
                           5 Post Oak Park, Suite 1760
                           Houston, Texas 77027
                           Attention:       General Counsel
                           Facsimile:       (713) 297-8488

                           Weatherford Global Compression Services, L.P. 1231 Greenway Drive, Suite 550
                           Irving, Texas 75038
                           Attention:       General Counsel
                           Facsimile:       (972) 714-0102

                           Global Compression Services, Inc.
                           c/o General Electric Capital Corporation
                           260 Long Ridge Road
                           Stamford, Connecticut 06927
                           Attention:       General Counsel
                           Facsimile:       (203) 357-3365


                  (b) Effective Date of Notices, etc. All notices, demands and requests shall be effective upon actual receipt or, in the case of delivery by facsimile transmission, the completion of such transmission during the normal business hours of the recipient. Rejection or other refusal to accept or the inability to deliver because of changed address of which no notice was given as provided in Section 5.2(c) shall be deemed to be receipt of the notice, demand or request sent.

                  (c) Changes. By giving to the other Parties at least 30 days' prior written notice thereof, the Parties and their respective permitted successors and permitted assigns shall have the right from time to time and at any time during the term of this Agreement to change their respective addresses for notices and each shall have the right to specify as its or his address for notices any other address within the United States of America.

         5.4 ASSIGNMENT; OTHER BENEFITS. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the Parties and their respective heirs, executors, successors and permitted assigns. No Limited Partner may assign its rights under this Agreement, except to Permitted Transferees of Registrable Securities, without the prior written consent of the Partnership or, after its formation and adoption of this Agreement, if applicable, Newco.

         5.5 AMENDMENTS AND WAIVERS. This Agreement may be amended and the Partnership or, after its formation and adoption of this Agreement, if applicable, Newco, may take any action herein prohibited or omit to perform any act herein required to be performed by it, only if the Partnership or Newco, as applicable, shall have obtained the written consent to such amendment, action or omission to act, of each Limited Partner then holding outstanding Registrable Securities. No waiver of any of the provisions of this Agreement shall be deemed to or shall constitute a waiver of any other provisions hereof (whether or not similar) or the same provision hereof at a later time. No failure by a Party to insist upon the strict performance of any term, covenant or condition of this Agreement, or to exercise any right or remedy upon breach of any provision, and no acceptance of payment or performance during the continuation of any such breach, shall constitute a waiver of any term, covenant or condition herein or a waiver of any subsequent breach or default in the performance of any term, covenant or condition herein.

         5.6 HEADINGS. The headings of the Articles and Sections of this Agreement are included for convenience only and shall not be deemed to constitute part of this Agreement or to affect the construction hereof or thereof.

         5.7 SEVERABILITY OF PROVISIONS. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic and legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any Party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in an acceptable manner to the end that transactions contemplated hereby are fulfilled to the extent possible.

         5.8 COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall for all purposes be deemed to be an original and all of which shall constitute the same instrument.

         5.9 GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the internal laws of the state of Texas, without reference to or application of any conflicts of laws principles.

         5.10 ADDITIONAL AGREEMENTS. From and after the date of this Agreement, the Registrants will not, without the prior written consent of the holders of all Registrable Securities then outstanding, enter into any agreement with respect to its securities which is inconsistent with or violates the rights granted to the holders of Registrable Securities in this Agreement.

         IN WITNESS WHEREOF, the Parties have hereunto executed this Agreement as of the date first set forth in the introduction to this Agreement.

                          WEATHERFORD GLOBAL COMPRESSION SERVICES, L.P.,

                          By: Weatherford Global Compression Holding, L.L.C., its General Partner


                          By:       /s/ ROBERT STILES
                             --------------------------------------------------
                          Name:         Robert Stiles
                               ------------------------------------------------
                          Title:         President
                                -----------------------------------------------


                          WEATHERFORD ENTERRA COMPRESSION COMPANY, L.P.,

                          By: Enterra Compression Company, its General Partner



                          By:      /s/ CURTIS W. HUFF
                             --------------------------------------------------
                                      Curtis W. Huff
                                   Senior Vice President



                          GLOBAL COMPRESSION SERVICES, INC.,


                          By:       /s/ PAUL J. FRIESEN
                             --------------------------------------------------
                          Name:       Paul J. Friesen
                               ------------------------------------------------
                          Title: President and Chief Executive Officer
                                -----------------------------------------------